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                                                                 EXHIBIT 10.45.1

                   FIRST AMENDMENT TO PARADIGM GENETICS INC.
                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                           VOID AFTER JANUARY 19, 2010


     This FIRST AMENDMENT (the "First Amendment") to the Warrant to Purchase Shares of Common Stock issued by PARADIGM GENETICS, INC., a DELAWARE corporation (the "Company"), to ARE-104 ALEXANDER ROAD, LLC ("ARE") subject to the Escrow Agreement entered into by the Company and ARE on January 19, 2000, (the "WARRANT") is dated April __, 2000.

                                  WITNESSETH:

     WHEREAS, the Company issued to ARE the WARRANT to purchase Sixty Thousand (60,000) shares of Common Stock subject to the Escrow Agreement entered into by the Company and ARE on January 19, 2000;

     WHEREAS, the Company and ARE agree to amend the WARRANT in order to revise certain provisions therein; and

     WHEREAS, the provisions of the WARRANT may be modified by the party against which enforcement is sought and the signatory hereto constitute the requisite party to approve the amendments contained herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the WARRANT and agree as follows:

          1. The "Term" set forth specifically in Section 1.1 is hereby deleted and replaced with the following:

               "1.1 Term. The purchase right represented by this Warrant may be exercised in whole or in part at any time and from time to time from and after the date hereof and on or before the earlier of (i) January 19, 2010 (the tenth anniversary of the date hereof) or (ii) the fifth anniversary of the date of the consummation of a bona fide, underwritten initial public offering of Common Stock, at a public offering price equal to or exceeding $6.00 per share (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) and an aggregate offering price to the public of not less than $20,000,000; provided that, if the last day on which this Warrant may be exercised is a Sunday or a legal holiday or a day on which banking institutions doing business in the State of North Carolina are authorized by law to close, this Warrant may be exercised

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          prior to 5:00 p.m. local time) on the next succeeding full business day with the same force and effect as if exercised on such last day specified herein.

          2. The conditions of termination of rights to request registration as set forth specifically in clause (iv) of subsection (h) of Section 15 is hereby deleted and replaced with the following:

               "(iv) three years after the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock at a price per share of not less than $6.00 (as adjusted for stock splits, dividends, combinations and the like) and an aggregate offering price to the public of not less than $20,000,000. Such three-year period shall not include any period of time during which adequate current public information, as defined in Rule 144(c) promulgated under the Securities Act, is not available with respect to the Company."

          3. This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law provisions.

     This First Amendment may be executed in multiple counterparts and shall be and constitute the valid agreement of the parties executing the same with respect to any one or more of the provisions of this First Amendment set forth above at such time as this First Amendment has been executed by those parties whose execution of this First Amendment is required to under the terms of the WARRANT to make such provisions effective.

     Executed as of the date above written.



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COMPANY:
--------

PARADIGM GENETICS, INC.

By: _____________________________
Name: __________________________
Title: ___________________________

WARRANTHOLDER:
--------------

ARE-104 ALEXANDER ROAD, LLC,
a Delaware limited liability company

By:  Alexander Real Estate Equities, L.P.,
     a Delaware limited partnership
     Its Managing Member

     By:  ARE-QRS Corp.,
          a Maryland Corporation
          Its General Partner

By: _____________________________
Name: __________________________
Title: ___________________________


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